UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 15, 2007

CombiMatrix Corporation
(Exact name of registrant as specified in its charter)

Delaware	0001383183	47-0899439
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

6500 Harbour Heights Parkway, Suite 303
Mukilteo, WA		98275
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(425) 493-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated August 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION, a Delaware corporation

August 15, 2007
	By:	/s/Scott Burell
Scott Burell, Chief Financial Officer